UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 4, 2006


                              The FINOVA Group Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        1-11011                                           86-0695381
(Commission File Number)                       (IRS Employer Identification No.)

             4800 N. Scottsdale Road, Scottsdale, Arizona 85251-7623
               (Address of Principal Executive Offices) (Zip Code)

                                  480-636-4800
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

Reference is made to the Registrant's Form 8-K filed on November 10, 2006 with the Securities and Exchange Commission. The November 8-K reported the filing by the Registrant and its subsidiary, FINOVA Capital Corporation (the "Company") (together "FINOVA"), of a motion in the United States Bankruptcy Court for the District of Delaware regarding the settlement of the Thaxton litigation and certain other matters.

On December 4, 2006, the Bankruptcy Court granted FINOVA's motion and approved
(i) the previously announced settlement of various litigations associated with The Thaxton Group, Inc. (the "Thaxton Settlement"), (ii) the ongoing sale of FINOVA's remaining assets, the orderly windup of FINOVA's operations and the future dissolution of the Registrant, (iii) reopening the Registrant's chapter 11 case to authorize (x) FINOVA to sell all or substantially all of its assets without shareholder approval and (y) the future dissolution of the Registrant without shareholder approval at such time as the Board of the Registrant deems to be appropriate and (iv) channeling to the Bankruptcy Court any claims against FINOVA that the holders of Registrant's senior secured notes or the indenture trustee for such senior secured notes may have arising from or in any way related to FINOVA's joint chapter 11 plan, the ongoing liquidation of FINOVA, the senior secured notes, or the windup of FINOVA's operations.

A copy of the form of the Bankruptcy Court order is attached hereto as exhibit 99.1.

Also on December 4, 2006, the Bankruptcy Court in the Thaxton matter approved the Thaxton Settlement. Effectiveness of the Thaxton Settlement remains subject, among other things, to final approval of the Thaxton Settlement by the United States District Court for the Anderson District of South Carolina.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         99.1 Bankruptcy Court Order for the District of Delaware dated December 4, 2006.














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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2006

                                       THE FINOVA GROUP INC.


                                       /s/ Richard A. Ross
                                       ----------------------------------------
                                       Name:    Richard A. Ross
                                       Title:   Senior Vice President, Chief
                                                Financial Officer and Treasurer







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